UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 10, 2026

Date of Report (Date of Earliest Event Reported)

DIAMONDBACK ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35700	45-4502447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Texas Ave.

Suite 100

Midland, Texas 79701

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (432) 221-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FANG	The Nasdaq Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On March 10, 2026, Diamondback Energy, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with SGF FANG Holdings, LP (the “Selling Stockholder”) and Evercore Group L.L.C., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which, among other things, the Selling Stockholder agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Selling Stockholder, shares of the Company’s common stock (the “Shares”) in a registered public offering (the “Secondary Offering”), subject to and upon the terms and conditions set forth therein. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Selling Stockholder and other customary obligations of the parties and termination provisions.

On March 12, 2026, the Company and the Selling Stockholder completed the Secondary Offering of 12,650,000 Shares, which includes 1,650,000 Shares that were purchased by the Underwriters pursuant to a 30-day option that the Selling Stockholder had granted to the Underwriters, which such option was exercised by the Underwriters in full.

The Company did not receive any of the proceeds from the sale of the Shares in the Secondary Offering.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is included as Exhibit 1.1 hereto and is incorporated by reference herein.

The Shares offered and sold in the Secondary Offering were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-282225), filed with the Securities and Exchange Commission (the “SEC”) on September 19, 2024 (the “Registration Statement”), which was effective upon filing, and were offered pursuant to the prospectus supplement dated March 10, 2026, which was filed by the Company in its final form with the SEC pursuant to Rule 424(b) under the Securities Act on March 11, 2026.

Item 8.01.	Other Events.

On March 10, 2026, the Company issued (i) a press release announcing the launch of the Secondary Offering and (ii) a press release announcing the pricing of the Secondary Offering. Copies of these press releases are attached as Exhibits 99.1 and 99.2, respectively, hereto and are incorporated by reference herein.

Legal Opinion

In connection with the Secondary Offering, the Company is filing a legal opinion of Latham & Watkins LLP, attached hereto as Exhibit 5.1 hereto, to incorporate such opinion by reference into the Shelf Registration Statement and into the Prospectus.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1*	Underwriting Agreement, dated as of March 10, 2026, by and among Diamondback Energy, Inc., the Selling Stockholder and Evercore Group L.L.C., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC
5.1	Opinion of Latham & Watkins LLP
23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto)
99.1	Press Release, dated March 10, 2026
99.2	Press Release, dated March 10, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

*Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date: March 12, 2026	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Executive Vice President, Chief Accounting Officer and Assistant Secretary